Exhibit 10.1

SHAREHOLDER AGREEMENT

This SHAREHOLDER AGREEMENT (“Agreement”) is made as of November 14, 2005, between Susquehanna Bancshares, Inc., a Pennsylvania corporation (“Parent”), and the undersigned shareholder (“Shareholder”) of Minotola National Bank, a national banking association (the “Bank”).

RECITALS:

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Susquehanna Patriot Bank, a New Jersey state-chartered bank and wholly owned subsidiary of Parent (“SPB”), and the Bank are entering into an Agreement of Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which the Bank will be merged with and into SPB (the “Merger”);

WHEREAS, as of the date hereof, Shareholder is the Beneficial Owner (as defined below) of Subject Shares (as defined below); and

WHEREAS, in order to induce Parent and SPB to enter into the Merger Agreement, Shareholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) “Beneficially Own” or “Beneficial Owner” with respect to any securities means having “beneficial ownership” as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b) “Bank Capital Stock” means shares of common stock, par value $70.00 per share, of the Bank.

(c) “Bank Options and Other Rights” means options, warrants and other rights to acquire, directly or indirectly, shares of Bank Capital Stock.

(d) “Expiration Date” means the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the date on which the Merger Agreement is terminated pursuant to its terms.

(e) “Subject Shares” means (i) all shares of Bank Capital Stock Beneficially Owned by Shareholder as of the date of this Agreement; and (ii) all additional shares of Bank Capital Stock of which Shareholder acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date.

2. Voting.

(a) Shareholder hereby agrees that, prior to the Expiration Date, at any meeting of the shareholders of the Bank, however called, and in any written action by consent of shareholders of the Bank, unless otherwise directed in writing by Parent, Shareholder shall cause to be counted as present thereat for purposes of establishing a quorum and shall vote, or cause to be voted, any and all Subject Shares Beneficially Owned by Shareholder as of the record date of such meeting or written consent:

(i) in favor of the Merger, the execution and delivery by the Bank of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Bank in the Merger Agreement; and

(iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Bank or any subsidiary of the Bank; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Bank or any subsidiary of the Bank; (C) any reorganization, recapitalization, dissolution or liquidation of the Bank or any subsidiary of the Bank; (D) any change in the individuals who serve as members of the board of directors of the Bank; (E) any amendment to the Bank’s articles of association or bylaws; (F) any material change in the capitalization of the Bank or the Bank’s corporate or banking association structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

(b) Prior to the Expiration Date, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(i),” clause “(ii)” or clause “(iii)” of Section 2(a).

(c) Shareholder hereby waives and agrees not to exercise any applicable “dissenters’ rights” under the National Bank Act or any other applicable law with respect to the Subject Shares in connection with the Merger and the Merger Agreement.

(d) This Agreement shall apply to Shareholder solely in Shareholder’s capacity as a shareholder of the Bank. Nothing in this Agreement shall prevent Shareholder from acting in Shareholder’s capacity as a director or officer of the Bank or in any other capacity.

3. Grant of Proxy; Appointment of Proxy.

(a) In furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by Shareholder of Shareholder’s duties under this Agreement, Shareholder, concurrently with the execution of this Agreement, shall execute, in accordance with the provisions of applicable law, and deliver to Parent an irrevocable proxy, substantially in the form of Annex A hereto, and irrevocably appoint Parent or its designees, with full power of substitution, Shareholder’s attorney and proxy to vote, or, if applicable, to give consent with respect to, all of the Subject Shares Beneficially Owned by Shareholder as of the record date of such vote or consent in respect of any of the matters set forth in, and in accordance with the provisions of, Section 2(a) (the “Proxy”).

(b) Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Proxy. Shareholder hereby affirms that the Proxy set forth in this Section 3 is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

(c) Shareholder hereby revokes any and all prior proxies or powers of attorney given by Shareholder with respect to the voting of the Subject Shares and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Subject Shares until the Expiration Date.

(d) Shareholder shall, at Shareholder’s own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

4. Covenants of Shareholder. The Shareholder covenants and agrees for the benefit of Parent that, until the Expiration Date, Shareholder will not:

(a) sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, (i) any Subject Shares or any interest therein, or (ii) any Bank Options and Other Rights or any interest therein; provided, however, that Shareholder may convert, exercise or exchange Bank Options and Other Rights into or for shares of Bank Capital Stock in which event such shares of Capital Stock shall become and be deemed Subject Shares subject to all the terms and conditions of this Agreement;

(b) other than the Proxy, grant any powers of attorney or proxies or consents in respect of any of the Subject Shares, deposit any of such Subject Shares into a voting trust, or enter into a voting agreement with respect to any of such Subject Shares; and

(c) take any other action with respect to the Subject Shares that would in any way restrict, limit or interfere with the performance of Shareholder’s obligations hereunder or the transactions contemplated hereby and the Merger Agreement.

5. Representations and Warranties of Shareholder. Shareholder represents and warrants to Parent as follows:

(a) As of the date of this Agreement and at all times through the Expiration Date:

(i) Shareholder is and will be the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding shares of Bank Capital Stock set forth under the heading “Shares of Bank Capital Stock Beneficially Owned”, on the signature page hereof.

(ii) Shareholder is and will be the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding Bank Options and Other Rights set forth under the heading “Bank Options and Other Rights Beneficially Owned” on the signature page hereof (except to the extent that such Bank Options and Other Rights are converted into, exercised or exchanged for shares of Bank Capital Stock); and

(iii) Shareholder does not directly or indirectly Beneficially Own any shares of Bank Capital Stock or Bank Options or Other Rights or other securities of the Bank, other than the shares of Bank Capital Stock and Bank Options and Other Rights set forth on the signature page hereof.

(b) Shareholder has and will have the legal capacity, power and authority to enter into and perform all of Shareholder’s obligations under this Agreement and the Proxy. This Agreement has been duly executed and delivered by Shareholder and, if Shareholder is a corporation, partnership or limited liability company, has been duly authorized by all requisite corporate, partnership or limited liability company action of Shareholder, as the case may be, and upon its execution and delivery by Parent, will constitute a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally, and the availability of injunctive relief and other equitable remedies.

(c) The execution, delivery and performance by Shareholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which Shareholder is a party or by which any of Shareholder’s assets may be bound, and, if Shareholder is a corporation, partnership or limited liability company, the organizational documents of Shareholder, or (ii) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to Shareholder or any of its assets.

(d) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby.

6. Adjustments; Additional Shares. In the event (a) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Bank on, of or affecting the Subject Shares or (b) that Shareholder shall become the Beneficial Owner of any additional shares of Bank Capital Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a), then the terms of this Agreement shall apply to the shares of Bank Capital Stock or other instruments or documents held by Shareholder immediately following the effectiveness of the events described in clause (a) or Shareholder becoming the Beneficial Owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.

7. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum extent permitted by Law, (a) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (b) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

8. Assignment; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

9. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to Parent, to:

Susquehanna Bancshares, Inc.
P.O. Box 1000
26 North Cedar Street
Lititz, PA 17543
Attention: Chief Executive Officer
Telecopy: 717-626-1874

with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
Attention: Timothy Maxwell, Esq.
Telecopy: 215-963-5001

and

(b) if to Shareholder, to:

____________________

____________________

____________________

Attention:	____________________

Telecopy:	____________________

with a copy to:

Elias, Matz, Tiernan & Herrick L.L.P. 734 15th Street, N.W. Washington, D.C. 20005
Attention: Kevin Houlihan, Esq.
Telecopy: 202-347-2172

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

11. Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

12. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

13. Severability; Enforcement. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

14. Specific Performance. Shareholder acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Merger

Agreement, and that, without these agreements, Parent would not enter into the Merger Agreement, and acknowledges that damages would be an inadequate remedy for any breach by Shareholder of the provisions of this Agreement. Accordingly, Shareholder agrees that Shareholder’s obligations hereunder shall be specifically enforceable and Shareholder shall not take any action to impede the other from seeking to enforce such right of specific performance.

15. Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of any Pennsylvania state court for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party agrees that any such action, suit or proceeding may be commenced in any Pennsylvania state court. Each party further agrees that service of any process, summons, notice or document by U.S. certified mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Pennsylvania state court with respect to any matters to which it has submitted to jurisdiction in this Section 15. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in Pennsylvania state court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

16. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any applicable conflicts of law (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

SUSQUEHANNA BANCSHARES, INC.

	By:	/s/ DREW K. HOSTETTER
	Name:	Drew K. Hostetter
	Title:	Executive Vice President & CFO

If shareholder is a natural person	SHAREHOLDER

(Signature)

Print Name

If shareholder is a business or other entity	SHAREHOLDER

[•]

By:
Name:
Title:

Number and class of shares of Capital Stock:	shares of common stock, par value $70.00 per share.

Number of Bank Options and Other Rights:	0

ANNEX A

IRREVOCABLE PROXY

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Shareholder Agreement, dated as of November 14, 2005, between Susquehanna Bancshares, Inc., a Pennsylvania corporation, and the undersigned shareholder of Minotola National Bank, a national banking association (the “Shareholder Agreement”). A copy of the Shareholder Agreement is attached hereto and is incorporated by reference herein.

This Proxy is given to secure the performance of the duties of the undersigned Shareholder pursuant to the Shareholder Agreement and is granted in consideration of Parent entering into the Merger Agreement.

The undersigned Shareholder hereby irrevocably appoints Drew K. Hostetter and Lisa M. Cavage, and each of them individually, the sole and exclusive attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned Shareholder and in the name, place and stead of the undersigned Shareholder, to vote or, if applicable, to give written consent, with respect to, all Subject Shares Beneficially Owned by the undersigned Shareholder and which the undersigned Shareholder is or may be entitled to vote at any meeting of the Bank held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 2(a) of the Shareholder Agreement as follows:

(i) in favor of the Merger, the execution and delivery by the Bank of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Bank in the Merger Agreement; and

(iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Bank or any subsidiary of the Bank; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Bank or any subsidiary of the Bank; (C) any reorganization, recapitalization, dissolution or liquidation of the Bank or any subsidiary of the Bank; (D) any change in the individuals who serve as members of the board of directors of the Bank; (E) any amendment to the Bank’s articles of association or bylaws; (F) any material change in the capitalization of the Bank or the Bank’s corporate or banking association structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or the Shareholder Agreement.

This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law and shall be binding on any successor in interest of the undersigned Shareholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Shareholder.

This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Shareholder with respect to the subject matter of the Shareholder Agreement and the Merger Agreement.

This Proxy shall terminate on the Expiration Date.

SIGNATURE TO IRREVOCABLE PROXY

If Shareholder is a natural person	SHAREHOLDER

(Signature)

Print Name

	Date:	__________

If Shareholder is a business or other entity	SHAREHOLDER

[•]

By:
Name:
Title:

	Date:	__________